SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2000

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


           Delaware                                           133645702
 (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                         Identification Number)


                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)


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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 2.  Acquisition or Disposition of Assets................................3

Item 7.  Exhibits............................................................3

Signature....................................................................4

Item 2.  Acquisition or Disposition of Assets

      On November 6, 2000, Internet Commerce Corporation ("ICC") completed the acquisition of Research Triangle Commerce, Inc. ("RTCI"), pursuant to an Agreement and Plan of Merger dated June 14, 2000 (the "Merger Agreement"). RTCI is a vertically integrated electronic commerce ("EC") services firm that specializes in solutions involving XML (eXtensible Markup Language), EDI (Electronic Data Interchange) and EAI (Enterprise Application Integration), and provides EC consulting, outsourced EC services and technical resource management.

      Under the terms of the Merger Agreement, RTCI's outstanding shares of common stock were converted into approximately $2.22 million of cash and 2,719,082 shares of Class A Common Stock of ICC and RTCI's options and warrants were converted into options and warrants to receive upon exercise an aggregate of 394,905 shares of Class A Common Stock and approximately $0.34 million of cash, for a total purchase price of approximately $19.45 million. The cash portion of the purchase price was funded from cash on hand of ICC. In addition, Jeffrey W. LeRose, RTCI's President and founder, and Kim Cooke, Managing Director of Blue Water Venture Fund II, L.L.C., a private venture capital firm and a significant shareholder of RTCI immediately prior to the acquisition, have been appointed to ICC's Board of Directors.

Item 7.  Exhibits.

(a) Financial Statements for RTCI for the years ended December 31, 1998 and December 31, 1999 and for the six-month period ended June 30, 2000. Incorporated by reference to ICC's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2000.

(b) Pro Forma Financial Statements. Incorporated by reference to ICC's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2000.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2000

                                   INTERNET COMMERCE CORPORATION


                                   /s/ Dr. Geoffrey S. Carroll
                                   -------------------------------------
                                   Dr. Geoffrey S. Carroll
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)